UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,  DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 22, 2013

CRIMSON WINE GROUP, LTD.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-54866	13-3607383
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5901 Silverado Trail, Napa, California		94558
(Address of Principal Executive Offices)		(Zip Code)

(800) 486-0503
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

            ☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

            ☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

            ☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

            ☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 23, 2013, Vida Dion, the Vice President of Consumer Sales of Crimson Wine Group, Ltd. (the  “Company”), announced that she will resign from the Company.  Ms. Dion’s resignation is effective as of May 3, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 24, 2013

CRIMSON WINE GROUP, LTD.

By:  /s/ Patrick M. DeLong

Name:  Patrick M. DeLong

Title:  Chief Financial & Operating Officer

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